Exhibit 10.1

BLACKSTONE SECURED LENDING FUND

(a Delaware statutory trust)

Up to $400,000,000

Common Shares of Beneficial Interest

EQUITY DISTRIBUTION AGREEMENT

June 30, 2023

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Ladies and Gentlemen:

Blackstone Secured Lending Fund, a Delaware statutory trust (the “Company”), Blackstone Credit BDC Advisors LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”) and Blackstone Alternative Credit Advisors LP, a Delaware limited partnership (the “Administrator”) confirm their agreement (this “Agreement”) with [ ] (the “Manager”), as follows:

SECTION 1. Description of Securities.

The Company proposes to issue and sell through or to the Manager (or any Alternative Manager (as defined below)), as sales agent and/or principal, shares of the Company’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”), having an aggregate offering price of up to $400,000,000 (the “Maximum Amount”) on the terms set forth in Section 4 of this Agreement. The Common Shares to be sold through or to the Manager pursuant hereto or pursuant to a Terms Agreement (as defined below) or through or to an Alternative Manager pursuant to an Alternative Equity Distribution Agreement or Alternative Terms Agreement (each term as defined below) are referred to herein as the “Shares.”

The Company has also entered into separate equity distribution agreements (each, an “Alternative Equity Distribution Agreement” and collectively, the “Alternative Equity Distribution Agreements”), dated of even date herewith, with each of the entities listed on Schedule A hereto, as sales agent and/or principal (each, an “Alternative Manager” and collectively, the “Alternative Managers”). The Company agrees that whenever it determines to sell the Shares directly to the Manager or an Alternative Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement” or “Alternative Terms Agreement”, respectively) in substantially the form of Annex I hereto, with such changes agreed to in writing by and between the Company and the respective Manager or Alternative Manager, relating to such sale in accordance with Section 4 of this Agreement. This Agreement and the Alternative Equity Distribution Agreements are sometimes hereinafter referred to as the “Distribution Agreements.” The Manager and the Alternative Managers are sometimes hereinafter referred to as the “Distribution Managers.”

The aggregate offering price for the Shares that may be sold pursuant to this Agreement, the Alternative Equity Distribution Agreements, any Terms Agreement and any Alternative Terms Agreement shall not exceed the Maximum Amount.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2ASR (File No. 333-266323), including a related base prospectus (the “Base Prospectus”), relating to the registration of the issuance and sale of the Shares and certain of the Company’s other securities under the Securities Act of 1933, as amended (the “1933 Act”), which registration statement became effective upon filing with the Commission on July 26, 2022. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the issuance and sale of the Shares (the “Prospectus Supplement”) in accordance with the provisions of Rule 430B (“Rule 430B”) of the rules and regulations of the Commission promulgated under the 1933 Act and Rule 424(b) of the 1933 Act. The information included or incorporated by reference in such Prospectus Supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430B is referred to as “Rule 430B Information.” Unless the context otherwise requires, such registration statement, including all documents filed as part thereof and any Rule 430B Information contained in the Prospectus Supplement subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act and deemed to be part of the registration statement and also including any registration statement filed pursuant to Rule 462(b) of the 1933 Act, is herein called the “Registration Statement.” The Base Prospectus, together with the Prospectus Supplement in the form filed by the Company with the Commission pursuant to Rule 424(b) on or before the second business day after the date hereof (or such earlier time as may be required under the 1933 Act) is herein called the “Prospectus.” All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 424(b) under the 1933 Act or such other rule under the 1933 Act as may be applicable to the Company, shall be deemed to mean and include, without limitation the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date. For purposes of this Agreement, all references to the Registration Statement or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

The Company has entered into that certain Amended and Restated Investment Advisory Agreement, dated as of October 18, 2021 (the “Investment Advisory Agreement”) with the Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (collectively, the “Advisers Act”). The Company has also entered into an Administration Agreement, dated as of October 1, 2018 (the “Administration Agreement”), with Blackstone Alternative Credit Advisors LP, a Delaware limited partnership (the “Administrator”).

The Company filed a Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act (File No. 814-01299) (the “Notification of Election”) with the Commission on October 26, 2018 under the Investment Company Act of 1940, as amended, and the rules and regulations and any applicable guidance and/or interpretation of the Commission or its staff thereunder (the “1940 Act”).

SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Manager that:

(a) The Company has prepared and filed with the Commission the Registration Statement, including the related Base Prospectus, for registration under the 1933 Act of the offering and sale of certain securities of the Company, including the Shares. Such Registration Statement, including any post-effective amendments thereto filed prior to the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”), has become effective and no stop order suspending the effectiveness of the Registration Statement (and the Registration Statement as amended by any post-effective amendment if the Company shall have made any amendments thereto after the effective date of the Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company may have filed, as part of an amendment to the Registration Statement or pursuant to Rule 424(b) under the 1933 Act or such other 1933 Act rule as may be applicable to the Company, one or more amendments thereto, each of which has previously been furnished to you. The Company will file with the Commission the Prospectus Supplement (including the accompanying Base Prospectus) related to the Shares in accordance with Rule 424(b) under the 1933 Act, or such other 1933 Act rule as may be applicable to the Company, including all documents incorporated or deemed to be incorporated therein by reference pursuant to the rules or regulations of the Commission. As filed, such Prospectus Supplement (including the accompanying Base Prospectus), shall contain all information required by the 1933 Act and the 1940 Act and, except to the extent the Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or prior to any such time this representation is repeated or deemed to be made. The Registration Statement, at the Execution Time, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”), at each Settlement Date (as defined in Section 4(a)(vi) hereof), and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, meets or will meet the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act.

On the effective date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) under the 1933 Act, or such other 1933 Act rule as may be applicable to the Company, as of the date that it is filed with the Commission, the date of the Prospectus, as of each Time of Sale, at each Settlement Date, and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act; on the effective date, at the Execution Time and, as amended or supplemented, as of each Time of Sale, at each Settlement Date and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and at no time during the period that begins on the date of the Prospectus and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager specifically for inclusion in the Registration Statement or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Manager consists of the name and address of the Manager set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus. The Commission has not issued any order preventing or suspending the use of the Prospectus.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) (i) at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder and (ii) at the time they were or hereafter are filed with the Commission, when read together with the other information in the Registration Statement or the Prospectus, as the case may be, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to conduct its business as described in the Registration Statement and the Prospectus and has or had full power and authority to execute and deliver this Agreement, any Terms Agreement or Alternative Terms Agreement, the Investment Advisory Agreement and the Administration Agreement; and the Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business, financial condition or results of operation of the Company and its subsidiaries listed on Schedule B hereto (each a “Subsidiary” and collectively the “Subsidiaries”) taken as a whole (a “Material Adverse Effect”);

(b) The Company does not own any real property; the Company has no subsidiary (as defined in the 1933 Act) other than the Subsidiaries; each of the Subsidiaries has been duly organized, is validly existing as a limited liability company or a corporation, as the case may be, is in good standing under the laws of its jurisdiction of organization, has the power and authority to conduct its business as described in the Registration Statement and the Prospectus, as applicable; the Company, either directly or through a wholly-owned subsidiary, owns all of the outstanding equity interests of the Subsidiaries free and clear of any liens, charges or encumbrances in favor of any third parties; the Subsidiaries are duly qualified to do business as a foreign entity and are in good standing in each jurisdiction where the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect;

(c) The authorized, issued and outstanding common shares of beneficial interest of the Company are as set forth in the Registration Statement and the Prospectus under the caption “Capitalization.” The outstanding common shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding common shares of beneficial interest of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company. The Common Shares (including the Shares) conforms to all statements relating thereto contained in the Registration Statement and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and non-assessable and will conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights;

(d) This Agreement, any Terms Agreement or Alternative Terms Agreement, the Investment Advisory Agreement and the Administration Agreement have been, or in the case of any Terms Agreement or Alternative Terms Agreement, will be, duly authorized, executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, enforceable against the Company, in accordance with their respective terms, provided, however, that each of the Company, the Adviser and the Administrator makes no representation or warranty with respect to the validity or enforceability of any provision hereunder or thereunder relating to rights to indemnity and/or contribution or to enforceability of any obligations that may be limited by the applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law) (collectively, the “Enforceability Exceptions”);

(e) Except for terms contained in the registration rights agreements attached as exhibits to the Company’s annual report for the fiscal year ended December 31, 2022 and incorporated by reference into the Registration Statement, no person has the right to require the Company to register any securities for sale under the 1933 Act and by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares;

(f) Neither the Company nor any Subsidiary is (i) in violation of its charter, by-laws, certificate of formation, limited liability company operating agreement, or other organizational documents of the Company or any Subsidiary, as applicable, (ii) in breach of (nor has any event occurred that, with notice or lapse of time or both, would reasonably be expected to result in any breach or violation) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or other agreement or instrument to which the Company or any Subsidiary, as the case may be, is a party or (iii) in contravention of any law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, as applicable, except, with respect to clause (ii) and (iii), to the extent that any such breach, violation or contravention would not reasonably be expected to have a Material Adverse Effect;

(g) The execution, delivery and performance by the Company of this Agreement and any Terms Agreement or Alternative Terms Agreement and the consummation of the transactions contemplated hereby and thereby and in the Registration Statement, and the Prospectus (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described therein under the caption “Use of Proceeds”) will not (i) violate the charter, by-laws or other organizational documents of the Company, or (ii) result in any breach of (nor has any event occurred that, with notice, lapse of time or both, would reasonably be expected to result in any breach or violation) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or other agreement or instrument to which the Company or any Subsidiary, as the case may be, is a party or (iii) contravene any law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, as applicable, except, with respect to clause (ii) and (iii), to the extent that any such breach, violation or contravention would not reasonably be expected to have a Material Adverse Effect and, with respect to clause (iii), to the extent such violation would not reasonably be expected to have a Material Adverse Effect on the ability of the Company to consummate the offering or any transaction contemplated by this Agreement, any Terms Agreement or Alternative Terms Agreement, the Registration Statement and the Prospectus;

(h) No approval, authorization, consent or order of or filing with any governmental or regulatory body or agency is required in connection with the performance by the Company of its obligations under this Agreement and any Terms Agreement or Alternative Terms Agreement in connection with the issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement and any Terms Agreement or Alternative Terms Agreement, except (i) such as have been made or obtained and such as may be required under the 1933 Act, the 1940 Act, the rules of the New York Stock Exchange (“NYSE”), state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (ii) as set forth in the Registration Statement and the Prospectus, (x) no person has the right to act as an underwriter or as a financial adviser to the Company in connection with the issuance and sale of Shares, and (y) there are no contracts, agreements or understandings between the Company and any person that would grant such person the right to require the Company to describe or include as exhibits such agreement in the Registration Statement or the Prospectus if the offering of the Shares was pursuant to a registration under the 1933 Act;

(i) Each of the Company and each of the Subsidiaries has all necessary licenses, authorizations, consents and approvals (collectively, the “Consents”) and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary Consents from other persons, in order to conduct its business, except where the failure to obtain such Consents or make such filings would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of any such Consent or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(j) The Company is in compliance in all material respects with the requirements of the NYSE for the continued listing of the Common Shares thereon; the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the 1934 Act or the listing of the Common Shares on the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing; the transactions contemplated by this Agreement will not contravene the rules or regulations of the NYSE;

(k) All legal proceedings, government proceedings known to the Company, affiliate transactions, consents, licenses, agreements or documents that would be required to be described in the Registration Statement or the Prospectus or that would be required to be filed as exhibits to the Registration Statement or the Prospectus if the Shares were offered pursuant to a registration under the 1933 Act, have been so described in the Registration Statement or the Prospectus;

(l) Except as disclosed in the Registration Statement and the Prospectus, there are no legal actions, suits, claims, proceedings, or to the Company’s knowledge, investigations pending or threatened to which the Company or the Subsidiaries, or, to the Company’s knowledge, any of their respective trustees or directors, managing members or officers, is a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not if determined adversely to the Company or the Subsidiaries, as the case may be, have a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

(m) (i) The Company has duly elected to be treated by the Commission under the 1940 Act as a business development company, such election is effective and the Company has not withdrawn such election and, to the Company’s knowledge, the Commission has not ordered such election to be withdrawn nor, to the Company’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission; (ii) the provisions of the corporate charter and by-laws of the Company and the investment objectives, policies and restrictions of the Company described in the Prospectus, assuming they are implemented as described, comply in all material respects with the requirements of the 1940 Act; and (iii) the operations of the Company are in compliance in all material respects with the provisions of the 1933 Act and the 1940 Act applicable to business development companies and the rules and regulations promulgated thereunder, except as is not reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect;

(n) Deloitte & Touche LLP, whose reports on the audited consolidated financial statements of the Company are filed with the Commission and included or incorporated by reference in the Prospectus, is an independent registered public accounting firm within the applicable rules and regulations of the Commission and the Public Company Accounting Oversight Board (United States) and as required by the 1933 Act;

(o) The consolidated financial statements of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, together with the related notes, present fairly in all material respects the financial position and results of operations of the Company and the Subsidiaries as of the dates indicated and for the indicated periods (except that the unaudited financial statements were or are subject to normal year-end adjustments which were not, or are not expected to be, material in amount to the Company); such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods presented except as noted in the notes thereon (except, in each case, as may be permitted by the rules and regulations of the Commission); and the financial highlights information included or incorporated by reference in the Registration Statement and Prospectus presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with the financial statements presented therein; there are no financial statements that are required to be included or incorporated by reference in the Registration Statement and Prospectus that are not included or incorporated by reference (as applicable) as required; the Company does not have any material liabilities or obligations, direct or, to the Company’s knowledge, contingent (including any off balance sheet obligations), not disclosed in the Registration Statement and Prospectus; and all disclosures contained in the Registration Statement and Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. Subsequent to the date of the most recent financial statements contained in the Registration Statement or the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, management, financial condition, prospects or results of operations of the Company or the Subsidiaries;

(p) Each of the Company and of the Subsidiaries is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be required to register as an “investment company” as such term is used in the 1940 Act;

(q) Each of the Company and the Subsidiaries owns, or has obtained valid and enforceable licenses for or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the Prospectus as being licensed by it or which are necessary for the conduct of its businesses (collectively, “Intellectual Property”), except where the failure to own, license or have such rights would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any Subsidiary has received written notice or is otherwise aware of any infringement of, or conflict with, asserted rights of third parties with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or of any Subsidiary, as the case may be, therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, would reasonably be expected to result in a Material Adverse Effect;

(r) The Company maintains insurance covering its operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its business; all such insurance is fully in force on the date hereof and the Company reasonably expects such insurance will be fully in force on each Settlement Date;

(s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization and the applicable requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s “internal control over financial reporting” (as such term is defined in Rule 13a-15(f) under the 1934 Act) is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(t) The Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 promulgated under the 1934 Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including material information pertaining to the Company’s operations and assets managed by the Adviser, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within the Company, the Adviser and Administrator, and such disclosure controls and procedures are effective to perform the functions for which they were established;

(u) Neither the Company nor, to the Company’s knowledge, any of its respective trustees, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the 1934 Act, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance and sale of the Shares; provided, that any action in connection with the Company’s distribution reinvestment plans will not be deemed a violation of this paragraph;

(v) The statistical and market-related data included or incorporated by reference in the Registration Statement, and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate and the Company has obtained the written consent to the use of such data in the Registration Statement and the Prospectus from such sources to the extent required;

(w) To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers or trustees, except as set forth in the Registration Statement and the Prospectus;

(x) (i) The terms of the Investment Advisory Agreement, including compensation terms, comply in all material respects with all applicable provisions of the 1940 Act and the Advisers Act and the applicable published rules and regulations promulgated thereunder, and (ii) the approvals by the board of trustees and the shareholders of the Company of the Investment Advisory Agreement have been made to the extent required by Section 15 of the 1940 Act applicable to companies that have elected to be regulated as business development companies under the 1940 Act;

(y) Except as disclosed in the Registration Statement and the Prospectus (i) no person is serving or acting as an officer, trustee or investment adviser of the Company, except in accordance with the provisions of the 1940 Act applicable to business development companies and the Advisers Act and the applicable published rules and regulations promulgated thereunder, and (ii) to the knowledge of the Company, no trustee of the Company is an “affiliated person” (as defined in the 1940 Act) of the Manager;

(z) The Company and, to its knowledge, its trustees and officers (in such capacity) are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and the Commission’s published rules promulgated thereunder;

(aa) (i) Each of the Company and the Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect and (ii) the Company has elected to be treated, and operates its business so as to qualify, as a regulated investment company under Subchapter M of the Code;

(bb) The operations of the Company and each of the Subsidiaries are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), as amended, the applicable anti-money laundering statutes of jurisdictions where the Company and each of the Subsidiaries conducts business, and the rules and regulations promulgated thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company or any of the Subsidiaries, threatened;

(cc) Neither the Company nor any of its Subsidiaries, nor any director, officer, employee or controlled affiliate thereof, nor, to the Company’s knowledge, any agent or representative thereof is aware of or has taken any action, directly or indirectly, that would result in a violation by such entities or persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder (the “FCPA”) or of the U.K. Bribery Act 2010 and the rules and regulations promulgated thereunder (the “U.K. Bribery Act”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment, giving or receipt of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, the U.K. Bribery Act or other applicable anti-corruption laws, and the Company, its Subsidiaries and their affiliates have conducted their businesses in compliance with the FCPA, the U.K. Bribery Act and other applicable anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with applicable anti-corruption laws; and neither the Company nor any of the Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws;

(dd) Neither the Company nor any of its Subsidiaries, nor any trustee, officer, employee or controlled affiliate thereof, nor, to the knowledge of the Company, any representative or agent thereof (i) is, or is controlled or 50% or more owned by or is acting on behalf of, an individual or entity that is currently the subject or the target of any sanctions administered or enforced by the United States government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, the United Kingdom (including sanctions administered or enforced by His Majesty’s Treasury (“HMT”)) or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject or target of Sanctions, including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of Zaporizhzhia and Kherson, Cuba, Iran, North Korea, Russia and Syria (collectively, “Sanctioned Territories” and each, a “Sanctioned Territory”) or (iii) will directly or knowingly indirectly (which shall not include anything done with any such proceeds after they have been received by any affiliate of the Managers) use the proceeds of the offering of Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity in any manner to fund or facilitate any activities of or business with any Sanctioned Person or vessel that is the subject of Sanctions or in any Sanctioned Territory, at the time of such funding or facilitation or that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as an underwriter, manager, agent, adviser, investor or otherwise). Neither the Company nor any of its Subsidiaries have knowingly engaged in any dealings or transactions with or for the benefit of a Sanctioned Person or with or in a Sanctioned Territory, nor does the Company or any of its Subsidiaries have any plans to increase its dealings or transactions with or for the benefit of Sanctioned Persons, or with or in Sanctioned Territories;

(ee) The Company and the Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) provided by the Adviser and the Administrator are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and the Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and

(ff) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

Any certificate signed by any duly appointed officer of the Company and delivered to the Manager or counsel for the Manager in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered therein, to the Manager.

SECTION 3. Representations and Warranties of the Adviser and the Administrator. The Adviser and the Administrator, as applicable, represents and warrants to, and agrees with, the Manager as follows:

(a) The Adviser has been duly formed and is validly existing as a Delaware limited liability company and in good standing under the laws of the State of Delaware and the Administrator has been duly formed and is validly existing as a Delaware limited partnership and in good standing under the laws of the State of Delaware, each with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement; each of the Adviser and the Administrator had full power and authority to execute and deliver the Investment Advisory Agreement and the Administration Agreement, as applicable; and each of the Adviser and Administrator is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, capitalization or regulatory status of such entity, or otherwise reasonably be expected to prevent such entity from carrying out its obligations under the Investment Advisory Agreement or the Administration Agreement, as applicable (collectively, an “Adviser Material Adverse Effect” or “Administrator Material Adverse Effect”, respectively);

(b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act or the applicable published rules and regulations promulgated thereunder from acting under the Investment Advisory Agreement for the Company as contemplated by the Registration Statement and the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission;

(c) There are no actions, suits, claims, proceedings or, to the Adviser’s or Administrator’s knowledge, investigations pending or, to the knowledge of the Adviser or the Administrator, threatened to which the Adviser or the Administrator or, to the knowledge of the Adviser or the Administrator, any of their respective officers, partners, or members are or would be a party, or of which any of its properties are or would be subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not if determined adversely to the Adviser or the Administrator, (i) have, individually or in the aggregate, an Adviser Material Adverse Effect or Administrator Material Adverse Effect, respectively, or (ii) prevent the consummation of the transactions contemplated hereby;

(d) Neither the Adviser nor the Administrator is (i) in violation of its limited liability company operating agreement or limited partnership operating agreement, respectively, or (ii) in breach of (nor has any event occurred that, with notice or lapse of time or both, would reasonably be expected to result in any breach or violation) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or other agreement or instrument to which the Adviser or the Administrator is a party, or (iii) in contravention of any law, regulation or rule or any decree, judgment or order applicable to the Adviser or the Administrator, except, with respect to clause (ii) and (iii), to the extent that any such breach, violation or contravention would not reasonably be expected to have an Adviser Material Adverse Effect or Administrator Material Adverse Effect, respectively;

(e) The execution, delivery and performance of this Agreement, any Terms Agreement or Alternative Terms Agreement, the Investment Advisory Agreement and the Administration Agreement, the consummation of the transactions contemplated hereby and thereby and the Registration Statement and the Prospectus (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described therein under the caption “Use of Proceeds”) will not (i) violate the limited liability company operating agreement of the Adviser or the limited partnership operating agreement of the Administrator, or (ii) result in any breach of (nor has any event occurred that, with notice, lapse of time or both, would reasonably be expected to result in any breach or violation) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or other agreement or instrument to which the Adviser or the Administrator is a party or (iii) contravene any law, regulation or rule or any decree, judgment or order applicable to the Adviser or the Administrator, except, with respect to clause (ii) and (iii), to the extent that any such breach or violation or contravention would not reasonably be expected to have an Adviser Material Adverse Effect or Administrator Material Adverse Effect, respectively; and the execution, delivery and performance of this Agreement, the Investment Advisory Agreement and the Administration Agreement and consummation of the transactions contemplated hereby and thereby, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would reasonably be expected to result in any breach or violation of or constitute a default under) (iv) the Adviser’s limited liability company operating agreement or the Administrator’s limited partnership operating agreement, (v) other organizational documents of the Adviser or the Administrator, (vi) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or other agreement or instrument to which the Adviser or the Administrator is a party or (vii) any law, regulation, rule or any decree, judgment or order applicable to the Adviser or the Administrator, except, with respect to clauses (vi) and (vii), to the extent that any such breach, violation or contravention would not reasonably be expected to have an Adviser Material Adverse Effect or Administrator Material Adverse Effect, respectively;

(f) This Agreement, the Investment Advisory Agreement and the Administration Agreement have been, and in the case of any Terms Agreement or Alternative Terms Agreement, will be, duly authorized, executed and delivered by the Adviser or the Administrator, as applicable; this Agreement, any Terms Agreement or Alternative Terms Agreement, the Investment Advisory Agreement and the Administration Agreement constitute, or will constitute in the case of any Terms Agreement or Alternative Terms Agreement, valid and legally binding agreements of the Adviser and the Administrator, as applicable, provided, however, that the Adviser and the Administrator make no representations or warranties with respect to the validity or enforceability of any provision hereunder or thereunder relating to rights to indemnity and/or contribution or enforceability of any obligations that may be limited by the Enforceability Exceptions;

(g) The descriptions of the Adviser and the Administrator contained in the Registration Statement and the Prospectus are true, accurate and complete in all material respects;

(h) Each of the Adviser and the Administrator has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus and under this Agreement and with respect to the Investment Advisory Agreement and the Administration Agreement, as applicable;

(i) Subsequent to the date of the most recent financial statements contained in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, financial condition, capitalization, prospects, or regulatory status of the Adviser or Administrator, respectively;

(j) Each of the Adviser and the Administrator has all Consents and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary Consents from other persons, in order to conduct its business, except where the failure to obtain such Consents or make such filings would not reasonably be expected to have an Adviser Material Adverse Effect or Administrator Material Adverse Effect, respectively; the Adviser and the Administrator are not in violation of, or in default under, nor have the Adviser or the Administrator received notice of any proceedings relating to revocation or modification of any such Consent or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Adviser or the Administrator, except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have an Adviser Material Adverse Effect or Administrator Material Adverse Effect, respectively;

(k) Neither the Adviser nor the Administrator, nor, to the knowledge of the Adviser or the Administrator, any of their respective partners, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, under the 1934 Act, to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares;

(l) The Adviser and the Administrator are not aware that (i) any executive, key employee or significant group of employees of the Company, if any, or the Adviser or the Administrator, plans to terminate employment with the Company, the Adviser or the Administrator or (ii) any such executive, key employee or significant group of employees is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company, the Adviser or the Administrator, except where such termination or violation would not reasonably be expected to have an Adviser Material Adverse Effect or Administrator Material Adverse Effect, respectively;

(m) the Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Investment Advisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization;

(n) The Administrator maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions for which it has bookkeeping and record keeping responsibility under the Administration Agreement are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability for the Company’s assets and (ii) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(o) The operations of the Adviser and the Administrator are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transaction Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), as amended, the applicable anti-money laundering statutes of jurisdictions where the Adviser or Administrator conduct business, and the rules and regulations promulgated thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Adviser and Administrator Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or the Administrator with respect to the Adviser and Administrator Anti-Money Laundering Laws is pending or, to the knowledge of the Adviser and the Administrator, threatened;

(p) Neither the Adviser nor the Administrator, nor any director, officer or employee thereof, nor, to the knowledge of the Adviser or the Administrator, any controlled affiliate, agent or representative thereof is aware of or has taken any action, directly or indirectly, that would result in a violation by such entities or persons of the FCPA or of the U.K. Bribery Act, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment, giving or receipt of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, the U.K. Bribery Act or other applicable anti-corruption laws, and the Adviser and the Administrator and any affiliate of the Adviser or the Administrator have conducted their businesses in compliance with the FCPA, the U.K. Bribery Act and other applicable anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with applicable anti-corruption laws; and

(q) Neither the Adviser nor the Administrator, nor any director, officer or employee thereof, nor, to the Adviser’s nor the Administrator’s knowledge, any or controlled affiliate, representative or agent thereof (i) is, or is controlled or 50% or more owned by or is acting on behalf of, a Sanctioned Person, (ii) is located, organized or resident in a Sanctioned Territory or (iii) will directly or knowingly indirectly (which shall not include anything done with any such proceeds after they have been received by any affiliate of the Managers) use the proceeds of the issuance and sale of Shares hereunder, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity in any manner to fund or facilitate any activities of or business with any Sanctioned Person or any Sanctioned Territory, at the time of such funding or facilitation or that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as an underwriter, adviser, investor or otherwise). Neither the Adviser nor the Administrator has knowingly engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Territory, nor does the Adviser or the Administrator have any plans to increase its dealings or transactions with or for the benefit of Sanctioned Persons, or with or in Sanctioned Territories.

Except as has been disclosed to the Manager or is not material to the analysis under any Sanctions, neither the Adviser nor the Administrator, nor any of the Adviser or the Administrator’s subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Territory, nor does the Adviser or any of its subsidiaries have any plans to increase its dealings or transactions with or for the benefit of Sanctioned Persons, or with or in Sanctioned Territories.

SECTION 4. Sale and Delivery of Shares.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Manager, as sales agent, and the Manager agrees to use its commercially reasonable efforts to sell, as sales agent for the Company, the Shares on the following terms.

(i) Each time that the Company wishes to issue and sell Shares on any day that is a trading day for the NYSE (a “Trading Day”) (other than a Trading Day on which the NYSE is scheduled to close prior to its regular weekday closing time) pursuant to this Agreement (each, a “Placement”), it will instruct the Manager by telephone or electronic mail of the parameters in accordance with which it desires Shares to be sold, which shall at a minimum include the number of Shares to be offered, the time period during which sales are requested to be made, the minimum price below which sales may not be made and any limitation on the number of Shares that may be sold in any one day (a “Placement Notice”). If the Manager wishes to accept such proposed terms included in the Placement Notice (which it may decline to do for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, the Manager will, prior to 4:30 p.m. (New York City time) or, if later, within three hours after receipt of the Placement Notice, on the same business day (as defined below) on which such Placement Notice is delivered to the Manager, issue to the Company a notice by email addressed to all of the authorized representatives of the Company on Schedule C hereto (the “Authorized Company Representatives”) confirming all of the parameters of the Placement or setting forth the terms it is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Manager until the Company delivers to the Manager an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”). The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by any of the Authorized Company Representatives of the email notice from the Manager or upon receipt by the Manager of the Company’s Acceptance, as the case may be, unless and until (A) the entire amount of the Shares covered by the Placement Notice have been sold, (B) in accordance with Section 4(a)(ii) hereof, the Company suspends or terminates the Placement Notice, (C) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (D) this Agreement has been terminated under the provisions of Section 10. Subject to the terms and conditions hereof (including, without limitation, the accuracy of the representations and warranties of the Company, the Adviser and the Administrator, the performance by the Company of its covenants and other obligations contained herein and the satisfaction of additional conditions specified in Section 6) the Manager shall use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to offer and sell all of the Shares designated in the Placement Notice; provided, however, that the Manager shall have no obligation to offer or sell any Shares, and the Company acknowledges and agrees that the Manager shall have no such obligation in the event an offer or sale of the Shares on behalf of the Company may in the judgment of the Manager constitute the sale of a “block” under Rule 10b-18(a)(5) under the1934 Act or a “distribution” within the meaning of Rule 100 of Regulation M under the 1934 Act or the Manager reasonably believes it may be deemed an “underwriter” under the 1933 Act in a transaction that is other than (x) by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 under the 1933 Act or (y) directly on or through an electronic communication network, a “dark pool” or any similar market venue (the transactions described in (x) and (y) are hereinafter referred to as “At the Market Offerings”).

(ii) Notwithstanding the foregoing, the Company or the Manager may, upon notice to the other party by telephone (confirmed promptly by electronic mail from such party), suspend the offering of the Shares pursuant to this Agreement or suspend or terminate a previously issued Placement Notice; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(iii) The Manager hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 4(a), other than (A) by means of At the Market Offerings and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and the Manager.

(iv) The gross sales price of any Shares sold pursuant to this Agreement by the Manager acting as sales agent of the Company shall be equal to, in the discretion of the Manager, the market price prevailing at the time of sale for the Shares sold by the Manager on the NYSE or otherwise, at prices related to prevailing market prices or at negotiated prices (but in no event shall such gross sales price be less than the minimum price per Share designated by the Company at which such Shares may be sold). The compensation to the Manager, as an agent of the Company, for sales of the Shares shall be up to 1.00% of the gross sales price of the Shares sold pursuant to this Section 4(a). The foregoing rate of compensation shall not apply when the Manager acts as principal, in which case the Company may sell Shares to the Manager as principal at a price agreed upon at the relevant applicable time pursuant to a Terms Agreement. The remaining proceeds, after further deduction for any transaction fees, and any taxes described in clause (iii) of Section 5(o) imposed by any governmental or self-regulatory organization in connection with such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”).

(v) The Manager shall provide written confirmation to the Company as soon as practicable following the close of trading on the NYSE each day in which the Shares are sold under this Section 4(a) setting forth the aggregate amount of the Shares sold on such day, the aggregate Net Proceeds to the Company, and the aggregate compensation payable by the Company to the Manager with respect to such sales. If requested in the Placement Notice, the Manager shall provide written confirmation to the Company’s transfer agent (at the address set forth in the Placement Notice) of the aggregate amount of the Shares sold on such day, at the time the Company is sent such information.

(vi) Settlement for sales of the Shares pursuant to this Section 4(a) will occur on the second Trading Day following the date on which such sales are made (provided that, if such second Trading Day is not a business day, then settlement will occur on the next succeeding Trading Day that is also a business day), unless another date shall be agreed upon by the Company and the Manager (each such date, a “Settlement Date”). As used herein, the term “business day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law, regulation or executive order to close. On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the Net Proceeds for the sale of such Shares. Settlement for all such Shares shall be effected by electronically transferring the Shares by the Company or its transfer agent to the Manager’s account, or to the account of the Manager’s designee, at The Depository Trust Company (“DTC”) through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the Company and the Manager, which in all cases shall be freely tradable, transferable, registered shares eligible for delivery through DTC, in return for payments in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) indemnify and hold the

Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Manager any commission to which it would otherwise be entitled absent such default. The Authorized Company Representatives, or any designees thereof as notified to the Manager in writing, shall be the contact persons for the Company for all matters related to the settlement of the transfer of the Shares through DWAC for purposes of this Section 4(a)(vi).

(vii) At each Time of Sale, Settlement Date and Representation Date (as defined in Section 5(s) hereof), the Company, the Adviser and the Administrator shall be deemed to have affirmed their respective representations and warranties contained in this Agreement. Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company, Adviser and the Administrator herein, to the performance by the Company, the Adviser and the Administrator of their obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.

(b) If the Company wishes to issue and sell the Shares other than as set forth in Section 4(a) of this Agreement or as set forth in Section 4(a) of any Alternative Equity Distribution Agreement, it may elect, in its sole discretion, to notify the Manager of the proposed terms of such sale. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Manager, the Company and, if applicable, the Alternative Managers will enter into a Terms Agreement setting forth the terms of such Placement. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement, the terms of such Terms Agreement will control. For avoidance of doubt, nothing contained in this Agreement shall be construed to require the Company to engage the Manager or any Alternative Managers in connection with the issuance and sale of any of the Company’s securities, including shares of its Common Shares, whether in connection with an underwritten offering or otherwise.

(c) In the event the Company engages the Manager for a sale of Shares that would constitute the sale of a “block” under Rule 10b-18(a)(5) under the 1934 Act or a “distribution,” within the meaning of Rule 100 of Regulation M under the 1934 Act, the Company and the Manager will agree to compensation and deliverables that are customary for the Manager with respect to such transactions.

(d) Under no circumstances shall the Company cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, the aggregate gross sales proceeds or the aggregate number of the Shares sold pursuant to this Agreement and any Alternative Equity Distribution Agreement would exceed the lesser of (i) the Maximum Amount, (ii) the amount available for issuance and sale under the currently effective Registration Statement, and (ii) the amount authorized from time to time to be issued and sold under this Agreement and any Alternative Equity Distribution Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Manager in writing. Under no circumstances shall the Company cause or request the offer or sale of any Shares (A) at a price lower than the minimum price authorized from time to time by the Company’s board of directors or a duly authorized committee thereof, and notified to the Manager in writing and (B) at a price (net of the Manager’s commission, discount or other compensation for such sales payable by the Company pursuant to this Section 4) lower than the Company’s then current net asset value per share (as calculated pursuant to the 1940 Act), unless the Company has received the requisite approval from the Company’s shareholders and the board of directors or a duly authorized committee thereof as required by the 1940 Act, and notifies the Manager in writing. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 4(d) on the number and the price of the Shares to be issued and sold under this Agreement shall be the sole responsibility of the Company, and the Manager shall have no obligation in connection with such compliance. The Manager shall have no responsibility for maintaining records with respect to the Shares available for sale under the Registration Statement.

(e) If any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied with respect to the Shares, it shall promptly notify the other parties and sales of the Shares under this Agreement and any Alternative Equity Distribution Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. Upon the reasonable request of the Company in writing to the Manager (which such request may be by electronic mail), the

Manager shall promptly calculate and provide in writing to the Company a report setting forth, for the prior week, the average daily trading volume (as defined in Rule 100 of Regulation M under the 1934 Act) of the Common Shares.

(f) Each sale of the Shares to or through the Manager or any Alternative Manager, as applicable, shall be made in accordance with the terms of this Agreement or, if applicable, a Terms Agreement, or the respective Alternative Equity Distribution Agreement or, if applicable, an Alternative Terms Agreement, as applicable. The commitment of the Manager to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company, the Adviser and the Administrator herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of the Shares to be purchased by the Manager pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with the Manager in the reoffering of the Shares, any provisions relating to the granting of an option to purchase additional Shares, and the time and date (each such time and date being referred to herein as a “Time of Delivery”) and place of delivery of and payment for such Shares. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 6 hereof and any other information or documents required by the Manager.

(g) Subject to such further limitations on offers and sales of Shares or delivery of instructions to offer and sell Shares as are set forth herein, or in any Alternative Equity Distribution Agreement, and as may be mutually agreed upon by the Company and the Manager or any Alternative Manager, as applicable, offers and sales of Shares pursuant to this Agreement or any Alternative Equity Distribution Agreement, as applicable, shall not be requested by the Company and need not be made by the Manager or any Alternative Manager, as applicable, at any time when or during any period in which (i) the Company is or could be deemed to be in possession of material non-public information, or (ii) without the prior written consent of the Manager or any Alternative Manager, as applicable, at any time during the period commencing on the 5th business day prior to the time the Company issues a press release containing, or otherwise publicly announces, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including (A) if the Company incorporates by reference into the Registration Statement its periodic reports filed with the Commission, the time that is 24 hours after the time that the Company files a quarterly report on Form 10-Q or an annual report on Form 10-K that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement, or (B) if the Company does not incorporate by reference into the Registration Statement its periodic reports filed with the Commission, the date on which the Company files with the Commission a prospectus supplement under Rule 424(b) relating to the Shares that includes (x) updated unaudited financial information as of the end of the Company’s most recent quarterly period or (y) updated audited financial information as of the end of the Company’s most recent fiscal year, as applicable.

(h) The Company acknowledges and agrees that (i) there can be no assurance that the Manager or any Alternative Manager will be successful in selling the Shares, (ii) neither the Manager nor any Alternative Manager will incur any liability or obligation to the Company or any other person or entity if such Manager does not sell Shares for any reason other than a failure by the Manager or any Alternative Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this Agreement or any Alternative Equity Distribution Agreement, as applicable, and (iii) neither the Manager nor any Alternative Manager shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement or any Alternative Equity Distribution Agreement, as applicable, except as otherwise specifically agreed in writing by the Manager and the Company or any Alternative Manager and the Company, as applicable. For purposes of clarification, the Manager shall only be deemed to be acting as a sales agent under this Agreement during the period beginning with the delivery of a Placement Notice from the Company to the Manager and ending upon the suspension or termination of such Placement Notice or the completion of the sale of Shares in accordance with such Placement Notice.

(i) The Company agrees that, during the term of this Agreement, any offer to sell, any solicitation of an offer to buy, or any sales of Shares or sales of Common Shares pursuant to any At the Market Offering (as defined herein and within the meaning of Rule 415(a)(4) under the 1933 Act) shall only be effected by or through the Manager or an Alternative Manager, but in no event may more than one Distribution Manager be selling Shares under the Distribution Agreements on any single given day, and the Company shall in no event request that more than one Distribution Manager sell Shares on the same day. Notwithstanding the foregoing or anything else herein to the contrary, nothing contained in this Agreement shall be construed to limit the Company’s ability to engage additional Distribution Managers subsequent to the date hereof. The Company will notify the Manager and the Alternative Managers in the event that it engages one or more additional Distribution Managers subsequent to the date hereof and Schedule A hereto shall be deemed to incorporate by reference the names of each of the Distribution Managers (other than the Manager) listed on Schedule A of the Distribution Agreements subsequently entered into by the Company and such additional Distribution Managers.

SECTION 5. Covenants of the Company. The Company agrees with the Manager:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 415, Rule 430B and Rule 424, in connection with the sale of the Shares, and will notify the Manager immediately, and confirm the notice in writing, (i) when, during any period that a prospectus relating to the Shares is required to be delivered under the 1933 Act (whether physically, deemed to be delivered pursuant to Rule 153 or any similar rule), any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any prospectus or of any proceeding under Section 8A of the 1933 Act, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424, and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424, was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. During any period that a prospectus relating to the Shares is required to be delivered under the 1933 Act (whether physically, deemed to be delivered pursuant to Rule 153 or any similar rule), the Company will use its reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company shall notify the Manager promptly of the time on or after the date of this Agreement when any amendment to the Registration Statement has been filed or becomes effective or when the Prospectus or any supplement to any of the foregoing has been filed; and the Company shall cause the Prospectus and each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to Rule 424 under the 1933 Act, within the time period prescribed.

(c) Upon the Manager’s written request, the Company will deliver to the Manager, without charge, conformed copies of the Registration Statement as originally filed, and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and, upon the Manager’s request, will also deliver to the Manager, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits). The copies of the Registration Statement and each amendment thereto furnished to the Manager will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, or as filed with the Commission in paper form as permitted by Regulation S-T.

(d) The Company shall make available to the Manager, as soon as practicable after this Agreement becomes effective, and thereafter from time to time shall furnish to the Manager, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Manager may reasonably request for the purposes contemplated by the 1933 Act; in case the Manager is required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the 1933 Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the 1933 Act, the Company will prepare, at its expense, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the 1933 Act or Item 512(a) of Regulation S-K under the 1933 Act, as the case may be.

(e) The Company will use its commercially reasonable efforts to comply with the 1933 Act so as to permit the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Manager or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus, including, without limitation, the filing of any document incorporated by reference therein, in order to comply with the requirements of the 1933 Act or the 1934 Act, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus, or any document incorporated by reference therein, comply with such requirements, and use its reasonable efforts to cause any amendment to the Registration Statement to be declared effective by the Commission as soon as possible. The Company will furnish to the Manager such number of copies of such amendment or supplement as the Manager may reasonably request.

(f) The Company will use its commercially reasonable efforts, in cooperation with the Manager, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Manager may designate and to maintain such qualifications in effect for as long as the Manager reasonably requests; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as reasonably practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) The Company will use the Net Proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under “Use of Proceeds”.

(i) The Company will use its commercially reasonable efforts to effect and maintain the listing of the Common Shares on the NYSE.

(j) At any time during the pendency of a Placement Notice, the Company shall not, and will not publicly disclose the intention to, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares (including without limitation, any options, warrants or other rights to purchase Common Shares) or file any registration statement under the 1933 Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, in each case without giving the Manager at least two Trading Days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. The foregoing sentence shall not apply to (i) the Shares to be offered and sold to the Manager or any Alternative Manager pursuant to this Agreement or any Terms Agreement, Alternative Equity Distribution Agreement or Alternative Terms Agreement, as applicable, (ii) the issuance of any shares of Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security referred to in the Prospectus, (iii) any shares of Common Shares issued or options to purchase shares of Common Shares granted pursuant to existing dividend reinvestment plans or employee benefit plans of the Company referred to in the Prospectus, and any registration related thereto, (iv) any shares of Common Shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan, and any registration related thereto, (v) any shares of Common Shares issued to directors in lieu of directors’ fees, and any registration related thereto or (vi) the issuance by the Company of any shares of Common Shares as consideration for any strategic acquisitions. In the event that notice of a proposed sale is provided by the Company pursuant to this subsection (j), the Manager will suspend activity under this Agreement for such period of time as requested by the Company or as may be deemed appropriate by the Manager.

(k) The Company, during the term of this Agreement, will use its commercially reasonable efforts to maintain its status as a business development company; provided, however, the Company may cease to be, or withdraw its election as, a business development company, with the approval of the board of directors and a vote of shareholders as required by Section 58 of the 1940 Act or any successor provision.

(l) During the term of this Agreement, the Company will use its commercially reasonable efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code, for each full fiscal year during which it is a business development company under the 1940 Act.

(m) The Company will use its commercially reasonable efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurances that (ii) material information relating to the Company and the assets managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (ii) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors.

(n) If, at the time the Registration Statement can no longer be used by the Company in accordance with the rules and regulations of the Commission, this Agreement is still in effect or any Shares purchased by the Manager as principal remain unsold, the Company will promptly file a new registration statement relating to the Shares on a proper form (including, if it is eligible to do so, an automatic shelf registration statement) in form and substance satisfactory to the Manager. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.

(o) The Company shall pay all expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, including (i) the preparation and filing of the Registration Statement, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii) the printing and delivery to the Manager of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) the issuance and delivery of the Shares through or to the Manager, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares through or to the Manager, (iv) the fees and disbursements of the Company’s and the Adviser’s counsel, accountants and other advisors, (v) the qualification of the Shares under securities laws in accordance with the provisions of Section 5(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Manager in connection therewith and in connection with the preparation of Blue Sky Surveys and any supplement thereto, (vi) the printing and delivery to the Manager of copies of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Manager of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Shares, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Manager in connection with, the review by FINRA of the terms of the sale of the Shares, and (x) the fees and expenses incurred in connection with the listing of the Shares on the NYSE. Except as set forth herein, the Manager will pay all of its other out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel and similar expenses, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated.

(p) The Company shall not, at any time at or after the execution of this Agreement, offer or sell any Shares by means of any “prospectus” (within the meaning of the 1933 Act), or use any “prospectus” (within the meaning of the 1933 Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus and the Additional Disclosure Items.

(q) Neither the Company nor any affiliate of the Company will take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in (i) the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) a violation of Regulation M. The Company shall notify the Manager of any violation of Regulation M by the Company, any of its affiliates or any of their respective officers or directors promptly after the Company has received notice or obtained knowledge of any such violation.

(r) The Company shall advise the Manager promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would materially alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 6 herein.

(s) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period (as defined below)), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than (A) by an amendment or supplement that is filed solely to report sales of the Shares pursuant to this Agreement or any Alternative Equity Distribution Agreement or an amendment solely to add exhibits to the Registration Statement, (B) in connection with the filing of any Current Reports on Form 8-K (other than any Current Reports on Form 8-K which contain capsule financial information, financial statements, supporting schedules or other financial data) or the incorporation of other documents by reference into the Registration Statement or Prospectus except as set forth in clauses (ii) and (iii) below, or (C) by a prospectus supplement relating solely to the offering of other securities, including, without limitation, other shares of Common Shares and any debt securities of the Company), (ii) the Company files an annual report on Form 10-K under the 1934 Act, or an amendment thereto, (iii) the Company files a quarterly report on Form 10-Q under the 1934 Act, (iv) the Shares are delivered to the Manager pursuant to a Terms Agreement, or (v) the Manager may reasonably request (the date of commencement of the offering of the Shares under this Agreement, the date of commencement of the offering of the Shares under this Agreement following the termination of a Suspension Period and each date referred to in subclauses (i) through (v) above, each a “Representation Date”), the Company shall furnish or cause to be furnished to the Manager forthwith certificates signed by any two officers of the Company with the titles of chief executive officer, president, chief financial officer or chief accounting officer of the Company and two authorized signatories of the Adviser, as the case may be, dated and delivered as of the Representation Date, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 6(c) of this Agreement which was last furnished to the Manager are true and correct as of such Representation Date as though made at and as of such date (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said Section 6(c) (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date); provided that the obligations under this subsection (s) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any period that the Company has suspended the offering of Shares pursuant to Section 4(a)(ii) hereof (each, a “Suspension Period”) and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(t) At or promptly after each Representation Date, the Company shall furnish or cause to be furnished forthwith to the Manager written opinions of Simpson Thacher & Bartlett LLP, counsel to the Company, Adviser and Administrator and Richard, Layton & Finger, P.A., Delaware counsel for the Company, Adviser and Administrator, in each case dated and delivered as of such Representation Date, in form and substance reasonably satisfactory to the Manager, of the same tenor as the opinions referred to in Section 6(d) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus, in each case as amended and supplemented to the time of delivery of such opinions; provided that the obligation of the Company under this subsection (t) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(u) At or promptly after each Representation Date, the Company shall furnish or cause to be furnished to the Manager forthwith certificates of the Secretary or Assistant Secretary of the Company and an authorized signatory of the Adviser, dated and delivered as of such Representation Date, in form and substance reasonably satisfactory to the Manager, of the same tenor as the certificate referred to in Section 6(e) of this Agreement (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date); provided that the obligations under this subsection (u) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(v) At or promptly after each Representation Date, Ropes & Gray LLP, counsel to the Distribution Managers, shall deliver a written opinion, dated and delivered as of such Representation Date, in form and substance reasonably satisfactory to the Manager; provided that the obligation under this subsection (v) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(w) At or promptly after each Representation Date, the Company shall cause the independent registered public accountants of the Company, or other independent accountants satisfactory to the Manager, forthwith to furnish the Manager a letter, dated and delivered as of or promptly after such Representation Date, in form and substance reasonably satisfactory to the Manager, of the same tenor as the letter referred to in Section 6(g) of this Agreement but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter; provided that the obligation of the Company under this subsection (w) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(x) At or promptly after each Representation Date, the Company shall furnish to the Manager forthwith a certificate of the chief financial officer of the Company, dated as of or promptly after such Representation Date, in form and substance reasonably satisfactory to the Manager, of the same tenor as the certificate referred to in Section 6(h) of this Agreement but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such certificate; provided that the obligation of the Company under this subsection (x) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(y) In connection with each Representation Date, the Company shall conduct a due diligence session, in form and substance reasonably satisfactory to the Manager, which shall include representatives of the management and the independent registered public accountants of the Company; provided that the obligation of the Company under this subsection (y) shall be deferred when no Placement Notice is pending or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to conduct a due diligence session at such time if it was not conducted at the last Representation Date). For the avoidance of doubt, all Distribution Managers shall be invited by the Company to participate in any due diligence session conducted pursuant to this subsection (y). The Company shall cooperate with any reasonable due diligence review conducted by the Manager (or its counsel or other representatives) from time to time (on a Representation Date or otherwise) in connection with the transactions contemplated by this Agreement, including, without limitation, providing information and making available documents and senior corporate officers, as the Manager may reasonably request; provided, however, that the Company shall be required to make available documents and senior corporate officers only (i) at the Company’s or Company counsel’s principal offices and (ii) during the Company’s ordinary business hours.

(z) The Company consents to the Manager trading in the Common Shares for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(aa) If to the knowledge of the Company, any condition set forth in Section 6(a) shall not have been satisfied, or any of the representations and warranties of the Company, the Adviser and the Administrator contained in this Agreement shall not be true and correct, on the applicable Settlement Date or Time of Delivery, as the case may be, the Company shall offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(bb) The Company agrees that on such dates as the 1933 Act shall require, the Company will file a prospectus supplement with the Commission pursuant to Rule 424 under the 1933 Act or otherwise include in a filed annual report on Form 10-K or quarterly report on Form 10-Q, which is incorporated by reference into the Registration Statement, which prospectus supplement, Form 10-K or Form 10-Q, as applicable, will set forth the number of the Shares sold through or to the Manager under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.

(cc) The Company agrees to ensure that prior to instructing the Manager to sell Shares the Company shall have obtained all necessary corporate authority for the issuance and sale of such Shares.

(dd) Each acceptance by the Company of an offer to purchase the Shares hereunder, and each execution and delivery by the Company of a Terms Agreement, shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

SECTION 6. Conditions of Manager’s Obligations. The obligations of the Manager hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company, the Adviser and the Administrator on the date hereof, any applicable Representation Date, as of each Time of Sale and as of each Settlement Date and Time of Delivery, (ii) the performance by the Company, the Adviser and the Administrator and of their obligations hereunder and (iii) to the following additional conditions precedent.

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor or pursuant to Section 8A of the 1933 Act initiated or, to the Company’s knowledge, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Manager. All filings related to the offering of the Shares with the Commission required by Rule 497 or 424 under the 1933 Act, as applicable, shall have been made within the applicable time period prescribed for such filing under the 1933 Act.

(b) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, no material and adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company, the Adviser or the Administrator shall occur or become known and no transaction which is material and adverse to the Company or the Adviser (other than as referred to in the Registration Statement and Prospectus), shall have been entered into by the Company, the Adviser or the Administrator.

(c) Each of the Company and the Adviser shall deliver to the Manager, at such times specified in Section 5(s) of this Agreement, a certificate signed by any two officers of the Company with the titles of chief executive officer, president, chief financial officer or chief accounting officer of the Company and two authorized signatories of the Adviser, to the effect that (i) the representations and warranties of the Company, the Adviser and the Administrator, as the case may be, as set forth in this Agreement are true and correct as of the Representation Date, (ii) the Company, the Adviser and the Administrator, as the case may be, has performed such of its obligations under this Agreement as are to be performed at or before such Representation Date, and (iii) with respect to the certificate of the Company, the conditions set forth in paragraph (a) of Section 6 have been met, and with respect to the certificate of the Company and the Adviser, the conditions set forth in paragraph (b) of Section 6 have been met.

(d) The Company shall furnish to the Manager, at such times specified in Section 5(t) of this Agreement, the opinions of Simpson Thacher & Bartlett LLP, counsel to the Company, the Adviser and the Administrator and Richard, Layton & Finger, P.A., Delaware counsel for the Company, the Adviser and the Administrator, in each case addressed to the Manager, and dated as of such date, and in form and substance reasonably satisfactory to the Manager.

(e) The Manager shall have received, at such times specified in Section 5(u) of this Agreement, a certificate of the Secretary or Assistant Secretary of the Company and an authorized signatory of the Adviser and the Administrator, dated as of such date, and in form and substance reasonably satisfactory to the Manager.

(f) The Manager shall have received, at such times specified in Section 5(v) of this Agreement, the favorable opinion of Ropes & Gray LLP, counsel to the Distribution Managers, dated as of such date, and in form and substance reasonably satisfactory to the Manager.

(g) At such times specified in Section 5(w) of this Agreement, the Manager shall have received from the accountants of the Company letters dated the date of delivery thereof and addressed to the Manager in form and substance reasonably satisfactory to the Manager.

(h) The Company shall furnish to the Manager, at such times specified in Section 5(x) of this Agreement, a certificate of the chief financial or chief accounting officer of the Company with respect to certain financial matters, dated the date of delivery thereof and addressed to the Manager in form and substance reasonably satisfactory to the Manager.

(i) At such times specified in Section 5(y) of this Agreement and on such other dates as reasonably requested by the Manager, the Company shall have conducted due diligence sessions, in form and substance reasonably satisfactory to the Manager, which shall include the participation of representatives of the management of the Company and the independent registered public accountants of the Company, and the Company shall use commercially reasonable efforts to provide Ropes & Gray LLP access to customary due diligence materials.

(j) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date or the Time of Delivery, as the case may be.

(k) The Common Shares shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

SECTION 7. Indemnification.

(a) Indemnification of the Manager by the Company. The Company agrees to indemnify and hold harmless the Manager, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its directors, officers, selling agents and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto) or any Additional Disclosure Item (when taken together with the Prospectus), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the reasonably incurred and documented fees and disbursements of counsel chosen by the Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Manager expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto.

(b) Indemnification of the Manager by the Adviser. The Adviser agrees to indemnify and hold harmless the Manager, its Affiliates, its directors, officers, selling agents and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent the loss, liability, claim, damage and expense relates to information concerning the Adviser;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission related to the Adviser or any such alleged untrue statement or omission related to the Adviser; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the reasonably incurred and documented fees and disbursements of counsel chosen by the Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission related to the Adviser, or any such alleged untrue statement or omission related to the Adviser, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Manager expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto).

(c) Indemnification of Company, Directors, Officers, and Adviser. The Manager agrees to indemnify and hold harmless each of the Company, the Adviser, each of their directors and officers, and each person, if any, who controls the Company, the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act,

against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto), which information consists of the name and address of the Manager set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus.

(d) Actions against Parties; Notification. Each indemnified party shall give written notice, which includes electronic communication, as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder (an “Action”), but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Manager, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such Action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one Action or separate but similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Notwithstanding anything to the contrary herein, neither the assumption of the defense of any such Action nor the payment of any fees or expenses related thereto shall be deemed to be an admission by the indemnifying party that it has an obligation to indemnify any person pursuant to this Agreement.

(e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonably incurred and documented fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(1)(ii) or 7(a)(2)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f) Acknowledgement by the Company and the Adviser. The Company and the Adviser also acknowledge and agree that (i) the purchase and sale of any Shares pursuant to this Agreement, including any discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Manager of such Shares, on the other hand, (ii) in connection with the offering of the Shares and the process leading to such transaction the Manager will act solely as a sales agent of the Company (unless provided otherwise pursuant to a Terms Agreement), (iii) the Manager will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Shares contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is currently advising the Company on other matters) and the Manager will not have any obligation to the Company with respect to the offering except the obligations expressly set forth herein, (iv) the Manager and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Manager has not provided and will not provide any legal, accounting, regulatory or tax advice with respect to the offering of the Shares and the Company has consulted and will consult its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 8. Contribution.

If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Adviser on the one hand and the Manager on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Adviser on the one hand and of the Manager on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Adviser on the one hand and the Manager on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the total compensation received by the Manager pursuant to the Distribution Agreements and any Terms Agreement or Alternative Terms Agreement, in each case as determined as of the date of such Action referred to in Section 7(a) or (b), as applicable which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative fault of the Company and the Adviser on the one hand and the Manager on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Adviser, or by the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Adviser and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Distribution Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it under this Agreement exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Manager’s Affiliates, directors, officers, and selling agents shall have the same rights to contribution as such Manager, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Adviser, as the case may be.

Notwithstanding any other provision of Section 7 and this Section 8, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(i) of the 1940 Act.

SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, the Adviser and the

Administrator submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Manager or its Affiliates or selling agents, any person controlling the Manager, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Shares.

SECTION 10. Termination.

(a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if any of the Shares have been sold through the Manager for the Company, then Section 5(aa) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, the Adviser and the Administrator, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Sections 5(o), 7, 8, 9, 10, 11, 12, 13, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5(o), 7, 8, 9, 10, 11, 12, 13, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 10(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that the provisions of Sections 5(o), 7, 8, 9, 10, 11, 12, 13, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date or Time of Delivery for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 4(a)(vi) of this Agreement.

SECTION 11. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, you and the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

SECTION 12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Manager shall be directed to [ ], and a copy, which shall not constitute notice, to Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, attention of Paul Tropp, Esq. Notices to the Company, the Adviser and Administrator shall be directed to them at 345 Park Avenue, 31st Floor, New York, NY 10154, attention of Marisa Beeney; and a copy, which shall not constitute notice, to Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, DC 20001, Attention: Steven Grigoriou, Esq.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Manager and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Manager, the Company, the Adviser and the Administrator and their respective successors and the controlling persons, officers, directors and other persons referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Manager, the Company, the Adviser and the Administrator and their respective successors, and said controlling persons, officers, directors and other persons referred to in Sections 7 and 8 and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Manager shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.

SECTION 15. Submission to Jurisdiction. Except as set forth below, no claim or action may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and both the Manager, the Company, the Adviser and the Administrator consent to the jurisdiction of such courts and personal service with respect thereto. The Company, the Adviser and the Administrator hereby consent to personal jurisdiction, service and venue in any court in which any claim or action arising out of or in any way relating to this Agreement is brought by any third party against the Manager or any indemnified party. The Manager, the Company, the Adviser and the Administrator (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (e.g., a “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law, e.g., www. Docusign.com)) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 17. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 18. USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Manager is required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Manager to properly identify its clients.

SECTION 19. Research Independence. In addition, the Company, the Adviser and the Administrator acknowledge that each Manager’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Manager’s research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment bankers. The Company, the Adviser and the Administrator hereby waive and release, to the fullest extent permitted by law, any claims that the Company, the Adviser and the Administrator, as applicable, may have against the Manager with respect to any conflict of interest that may arise from the fact that the views expressed by the Manager’s independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Manager’s investment banking divisions. The Company, the Adviser and the Administrator acknowledge that the Manager is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own accounts or the accounts of their customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement and any Terms Agreement.

SECTION 20. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend, reverse stock split or similar transaction effected with respect to the Shares.

SECTION 21. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Manager that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Manager that is a Covered Entity or a BHC Act Affiliate of such Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing correctly sets forth the understanding among the Company, the Adviser, the Administrator and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Adviser, the Administrator and the Manager. Alternatively, the execution of this Agreement by the Company, the Adviser and the Administrator and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours, BLACKSTONE SECURED LENDING FUND

By:
Name:
Title:

BLACKSTONE CREDIT BDC ADVISORS LLC

By:
Name:
Title:

BLACKSTONE ALTERNATIVE CREDIT ADVISORS LP

By:
Name:
Title:

ACCEPTED as of the date first above written

By
Name:
Title:

Annex I

[FORM OF TERMS AGREEMENT]

BLACKSTONE SECURED LENDING FUND

(a Delaware statutory trust)

Up to $[·]

Common Shares of Beneficial Interest

TERMS AGREEMENT

[DATE]

[Insert Bank & Address]

Ladies and Gentlemen:

Blackstone Secured Lending Fund, a Delaware statutory trust (the “Company”), proposes, subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated [Month] [Day], [Year] (the “Equity Distribution Agreement”), by and among the Company, the Adviser (as defined therein), the Administrator (as defined therein) and [Bank] (the “Manager”), to issue and sell to the Manager the securities specified in Schedule I hereto (the “Purchased Securities”)[, and to grant to the Manager the option to purchase the additional securities specified in Schedule I hereto (the “Additional Securities”)].

[The Manager shall have the right to purchase from the Company all or a portion of the Additional Securities at the same purchase price per share to be paid by the Manager to the Company for the Purchased Securities. This option may be exercised by the Manager at any time (but not more than once) on or before the 30th day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in Schedule I hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.]

Each of the provisions of the Equity Distribution Agreement not specifically related to the solicitation by the Manager, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement[ and][,] the Time of Delivery[ and any Option Closing Date], except that each representation and warranty in Section 2 and Section 3 of the Equity Distribution Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Equity Distribution Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement[ and] [,] the Time of Delivery[ and any Option Closing Date] in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

[An amendment to the Registration Statement (as defined in the Equity Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities[ and the Additional Securities], in the form heretofore delivered to the Manager is now proposed to be filed with the Commission.]

Subject to the terms and conditions set forth herein and in the Equity Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Manager and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in Schedule I hereto.

All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Equity Distribution Agreement.

[The remainder of this page is intentionally left blank]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Equity Distribution Agreement incorporated herein by reference, shall constitute a binding agreement among the Manager, the Company, the Adviser and the Administrator.

Very truly yours, BLACKSTONE SECURED LENDING FUND

By:
Name:
Title:

BLACKSTONE CREDIT BDC ADVISORS LLC

By:
Name:
Title:

BLACKSTONE ALTERNATIVE CREDIT ADVISORS LP

By:
Name:
Title:

ACCEPTED as of the date first above written

[BANK]

By:
Name:
Title:

Schedule I to the Terms Agreement

Title of Purchased Securities[ and Additional Securities]: Common Shares of Beneficial Interest, par value $0.001 per share

Number of Purchased Securities:

[Number of Additional Securities:]

[Price to Public:]

Purchase Price by the Manager:

Method of and Specified Funds for Payment of Purchase Price: By wire transfer to a bank account specified by the Company in same day funds.

Method of Delivery: Free delivery of the Shares to the Manager’s account at The Depository Trust Company in return for payment of the Purchase Price.

Time of Delivery:

Closing Location:

Documents to be Delivered: The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to closing at the time of execution of this Terms Agreement:

(1) The accountants’ letter referred to in Section 5(w).

(2) The officers’ certificates referred to in Section 5(s).

The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to closing at the Time of Delivery[ and on any Option Closing Date]:

(1) The officers’ certificates referred to in Section 5(s).

(2) The opinions referred to in Section 5(t).

(3) The certificates referred to in Section 5(u).

(4) The opinion referred to in Section 5(v).

(5) The accountants’ letter referred to in Section 5(w).

(6) The certificate referred to in Section 5(x).

(7) Such other documents as the Manager shall reasonably request.

Schedule A

ALTERNATIVE MANAGERS

[    ]

[    ]

[    ]

Schedule B

SUBSIDIARIES

BGSL Jackson Hole Funding LLC	Delaware

BGSL Breckenridge Funding LLC	Delaware

BGSL Big Sky Funding LLC	Delaware

BGSL Investments LLC	Delaware

Schedule C

AUTHORIZED COMPANY REPRESENTATIVES

Name	Title	Email

Brad Marshall	Co-Chief Executive Officer	Brad.Marshall@blackstone.com

Jonathan Bock	Co-Chief Executive Officer	Jonathan.Bock@blackstone.com

Carlos Whitaker	President	Carlos.Whitaker@blackstone.com

Edward Desloge	Chief Financial Officer	Teddy.Desloge@blackstone.com

Katherine Rubenstein	Chief Operating Officer	Kate.Rubenstein@blackstone.com

Matthew Alcide	Chief Accounting Officer	Matthew.Alcide@blackstone.com

Kris Corbett	Controller and Treasurer	Kris.Corbett@blackstone.com